Exhibit 10.29

PRECISION OPTICS CORPORATION, INC.

NOTICE OF REPAYMENT OF 10% SENIOR SECURED CONVERTIBLE NOTE IN FULL

September 28, 2012

WHEREAS, the 10% Senior Secured Convertible Note dated June 25, 2008 and amended December 11, 2008, June 25, 2010, July 26, 2010, September 15, 2010, October 15, 2010, November 15, 2010, November 30, 2010, December 1, 2010, December 3, 2010, and December 17, 2010, January 10, 2011, January 24, 2011, February 7, 2011, February 25, 2011, March 11, 2011, March 31, 2011, April 15, 2011, April 29, 2011, May 13, 2011, June 3, 2011, June 28, 2011, July 6, 2011, July 20, 2011, July 25, 2011, July 27, 2011, August 31, 2011, September 30, 2011, October 31, 2011, December 15, 2011, January 31, 2012, March 31, 2012, July 31, 2012, and August 31, 2012 (the “Note”) of Precision Optics Corporation, Inc., a Massachusetts corporation (the “Company”), payable to the order of Arnold Schumsky (the “Holder”) in an aggregate principal amount of $50,000 is hereby presented to the Company by the Holder on the 28th day of September, 2012;

WHEREAS, the Company has paid the outstanding interest on the Note in full in the amount of $2,500 to the Holder on the 28st day of September, 2012;

WHEREAS, the Holder has presented the outstanding principal balance of the Note in full to the Company to exchange such principal for units consisting of common stock and warrants as further described in that Certain Purchase Agreement and the associated Registration Rights Agreement dated September 28, 2012 between the Company and the Holder;

NOW, THEREFORE, BE IT RESOLVED, that the Company and the Holder hereby acknowledge the Note held by the Holder has been satisfied in full on the 28st day of September, 2012 and the obligations thereunder have been terminated as of the date thereof.

IN WITNESS WHEREOF, the Company has caused this Notice of Repayment to be duly executed, and the Holder has caused this Notice of Repayment to be duly accepted, by their respective duly authorized representatives as of the date hereof.

PRECISION OPTICS CORPORATION, INC.

By	/s/ Joseph N. Forkey

Name: Joseph N. Forkey
Title: Chief Executive Officer
Accepted:

/s/ Arnold Schumsky

Arnold Schumsky